CENTURY CAPITAL MANAGEMENT TRUST
December 19, 2013

Supplement to the Statement of Additional Information dated February 28, 2013

The table that begins on page 19 of the Statement of Additional Information is replaced, in its entirety, with the following table:

Name, Year of Birth, Position(s) held with Trust and Length of Time Served	Principal Occupation During Past 5 Years And Other Directorships Held	No. of Portfolios in Fund Complex Overseen
William Gray (1952) Trustee, 2006 to present

Senior Advisor, The Blackstone Group LP (private equity firm); Special Advisor, Chi & Partners (communications firm); Senior Advisor, Orca TV, LLC (campus-based social media firm); Senior Advisor, Digital Artists (social media technology platform); Advisor, TruEffect, Inc. (advertising data analytics); Advisor, Idomoo Ltd. (customer video targeting). Formerly, North American CEO, Vice Chairman, Director, Ogilvy Group Inc. (communications firm) (retired 2010). Other Directorships: HealthMarkets, Inc. (health insurance); Zinio Holdings LLC (digital newsstand firm); The New York Public Library; First Tee of Connecticut. Former Directorships: Harleysville Group, Inc. (through 2011); American Red Cross of Greater New York (Trustee, 1996 to 2002; Chairman 2002 to 2008; Chairman Emeritus, since 2008).

		3
Laura A. Johnson (1954) Trustee, 2007 to present	Bullard Fellow, Harvard Forest, Harvard University. Formerly, President, Massachusetts Audubon Society (1999-2012). Other Directorships: Corporation Member, Woods Hole Oceanographic Institute; Land Trust Alliance Board of Directors; WGBH Board of Overseers; Winsor School Alumnae Board; Member, Mount Auburn Cemetery Council of Visitors.	3
Stephen W. Kidder (1952) Trustee, 2005 to present	Managing Partner, Hemenway & Barnes LLP (law firm); President, Hemenway Trust Company. Other Directorships: Trustee, Wellesley College; President of the Board, Isabella Stewart Gardner Museum; Trustee, Children’s Hospital Trust.	3
Jerry S. Rosenbloom (1939) Trustee, 1998 to present
Frederick H. Ecker Emeritus Professor of Insurance and Risk Management and Senior Academic Advisor, Certified Employee Benefit Specialist Program, The Wharton School, University of Pennsylvania. Fellow, Financial Institutions Center and Fellow, Leonard Davis Institute for Health Economics, The Wharton School, University of Pennsylvania. Other Directorships: American Institute for Chartered Property Casualty Underwriters; The Insurance Institute of America; Advisory Board Member, International Foundation of Employee Benefit Plans. Former Directorships: Harleysville Mutual Insurance Company and Harleysville Group, Inc. (through May 2012).

		3
David D. Tripple (1944) Trustee, 2004 to present	Private investor. Formerly, Chief Executive Officer and Trustee, Pioneer Funds (2000 to 2001); Executive Vice President and Director, The Pioneer Group, Inc. (asset management) (1998 to 2000). Other Directorships: The Calamos Funds (overseeing 19 portfolios in fund complex).	3

Ellen M. Zane (1951) Trustee, 2007 to present	CEO Emeritus and Vice Chairman, Board of Trustees of Tufts Medical Center. Formerly, President and CEO of Tufts Medical Center and Floating Hospital for Children (2004 to 2011); Network President, Partners Healthcare System (1994 to 2004). Other Directorships: Haemonetics Corporation; Brooks Automation, Inc.; Parexel International Corporation; Fiduciary Trust Company; Harvard School of Public Health, Health Policy & Management Executive Council; Trustee, George Washington University. Former Directorships: Lincare Corporation (through August 2012).	3

INTERESTED TRUSTEE and OFFICERS1

Alexander L. Thorndike (1966) Trustee, 1999 to present; Chairman and Chief Executive Officer, 2004 to present	Managing Partner, Century Capital Management, LLC. No other directorships held.	3
Julie Smith (1971) Chief Financial Officer, June 2008 to present	Chief Financial Officer, Century Capital Management, LLC.	N/A
Maureen E. Kane (1962) Chief Legal Officer, 2006 to present; Secretary, 2007 to present; Chief Compliance Officer, 2009 to present	General Counsel, Century Capital Management, LLC.	N/A

1 Each person listed is considered an "interested person" of the Trust within the meaning of the 1940 Act by virtue of being an officer or employee of the Adviser.

The language under the heading “QUALIFICATION OF TRUSTEES” that begins on page 22 of the Statement of Additional Information is replaced, in its entirety, with the following:

QUALIFICATIONS OF TRUSTEES.  The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time since 1998. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. The following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

William Gray:  Mr. Gray has substantial business, executive and board experience at a number of publicly-traded and privately-held companies as well as civic and nonprofit organizations. For example, Mr. Gray served as Co-Chief Executive Officer of Ogilvy & Mather Worldwide, Inc., North America Region (a global advertising agency) and he has served as Chairman of the American Red Cross of Greater New York and Trustee and Executive Committee Member of The New York Public Library.
Laura A. Johnson:  Ms. Johnson has substantial executive and board experience at a number of privately-held and nonprofit organizations. Ms. Johnson is an attorney and served as the President of the Massachusetts Audubon

Society from 1999-2012.  In addition, she has served as a Corporation Member of the Wood’s Hole Oceanographic Institute and the Stewardship Council of the Massachusetts Department of Conservation and Recreation.

Stephen W. Kidder:  Mr. Kidder has extensive legal experience and experience serving as a fiduciary in the capacity of a board member of a number of nonprofit institutions. Mr. Kidder is a managing partner of a law firm, has served as Commissioner of Revenue for the Commonwealth of Massachusetts and has served as General Counsel to the Secretary for Administration and Finance.

Jerry S. Rosenbloom:  Mr. Rosenbloom has extensive risk management expertise and significant board experience. In addition, he has served as chairman of the audit committees of numerous public companies and non-profit organizations. Mr. Rosenbloom is the Frederick H. Ecker Emeritus Professor of Insurance and Risk Management and Senior Academic Advisor, Certified Employee Benefit Specialist Program, at The Wharton School, University of Pennsylvania.  He also is a Fellow of the Financial Institutions Center and a Fellow of the Leonard Davis Institute for Health Economics, at The Wharton School.  Mr. Rosenbloom’s board experience includes service on the Boards of Harleysville  Group, Inc., the American Institute for Chartered Property Casualty Underwriters, the Insurance Institute of America, the S.S. Huebner Foundation for Insurance Education, and a number of nonprofit organizations.

David D. Tripple:  Mr. Tripple has extensive experience in the investment management industry and substantial board experience. Mr. Tripple was the President and CEO of Pioneer Management Corporation, an investment management firm, and served as a Trustee of the Pioneer Funds. He also has significant portfolio management experience.

Ellen M. Zane: Ms. Zane has extensive executive and board experience at a number of for profit, public and nonprofit institutions. Ms. Zane was the President and CEO of Tufts Medical Center and the Floating Hospital for Children. Ms. Zane’s board experience includes service on the boards of Parexel International Corporation, Lincare Holdings Inc., Fiduciary Trust Company, Harvard School of Public Health, Tufts University School of Medicine and other large and complex organizations.

Alexander L. Thorndike:  Mr. Thorndike is a managing partner and Chief Investment Officer of the Adviser and has extensive finance and business experience. Mr. Thorndike has significant experience as a portfolio manager.

In certain cases, additional considerations contributed to the Board’s conclusion that an individual should serve on the Board.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.